EXHIBIT 99.2

BLUE EARTH, INC.
Pro forma Consolidated Balance Sheet
June 30, 2013
		IPS	Global
	Blue Earth, Inc.	Power	Renewable	Intelligent	Millennium				Adjusted
	and	Engineering	Energy	Power	Power	Combined	Pro Forma		Pro Forma
	Subsidiaries	Inc.	Group, Inc.	Inc	Solutions LLC	Totals	Adjustments	REF	Totals
ASSETS
CURRENT ASSETS
Cash	$3,813,318	$2,733	$221	$7,330	$463,733	$4,287,335	$-		$4,287,335
Accounts receivable, net	2,099,398	2,500	-	8,000	61,721	2,171,619	-		2,171,619
Inventory	241,879	-	-	-	88,367	330,246	-		330,246
Construction in progress	2,315,730					2,315,730	-		2,315,730
Costs in excess of billings	2,400,407	-	-	-	-	2,400,407	-		2,400,407
Other current assets	535,235	-	-	149	-	535,384	-		535,384
Total Current Assets	11,405,967	5,233	221	15,479	613,821	12,040,721	-		12,040,721

PROPERTY AND EQUIPMENT, net	829,849	3,725	-	3,464	8,423	845,461	-		845,461
OTHER ASSETS
Deposits	57,408	665	-	-	-	58,073	-		58,073
	-	-	-	-	-	-	13,698	[4]
Construction in progress							44,485,000	[3]	44,498,698
Contracts and franchise, net	7,090,939	-	-	48,442	-	7,139,381	56,592	[6]	7,195,973
Patents and technology							3,984,192	[5]	13,957,858
							(118,847)	[7]
							10,899,692	[8]
							(501,346)	[9]
							(305,834)	[10]
Total Other Assets	7,148,347	665		48,442	-	7,197,454	58,513,148		65,710,602
TOTAL ASSETS	$19,384,163	$9,623	$221	$67,385	$622,244	$20,083,636	$58,513,148		$78,596,784

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$927,214	$17,118	$-	$41,800	$95,187	$1,081,319	$-		$1,081,319
Notes payable	25,795	-	-	55,267	-	81,062	-		81,062
Related party payables	1,564,125	6,424	-	1,695	18,394	1,590,638	-		1,590,638
Other current liabilities	1,940,697	-	-	25,215	7,317	1,973,229	-		1,973,229
Total Current Liabilities	4,457,831	23,542	-	123,977	120,898	4,726,248	-		4,726,248
STOCKHOLDERS' EQUITY
Preferred stock	1,236	-	-	-	-	1,236	-		1,236
Common stock	25,339	1,090,375	4,000	530,198	-	1,649,912	(1,090,375)	[1]	45,917
							(4,000)	[2]	-
							15,500	[3]	-
							1,383	[5]
							(530,198)	[6]
							3,695	[8]
Members' equity					1,563,185	1,563,185	(1,563,185)	[9]	-
Additional paid-in capital	56,852,907	-	12,928	-	-	56,865,835	1,090,375	[1]	116,201,213
							4,000	[2]	-
	-	-	-	-	-	-	44,469,500	[3]	-
							(1,107,303)	[4]
							3,982,809	[5]
							10,895,997	[8]
Stock subscription	(11,300)	-	-	-	-	(11,300)	-		(11,300)
Accumulated deficit	(41,941,850)	(1,104,294)	(16,707)	(586,790)	(1,061,839)	(44,711,480)	1,121,001	[4]	(42,366,530)
							586,790	[6]
							(118,847)	[7]
							1,061,839	[9]
							(305,834)	[10]
Total Stockholders' Equity	14,926,332	(13,919)	221	(56,592)	501,346	15,357,388	58,513,148		73,870,536
TOTAL LIABILITIES AND
STOCKHOLDER EQUITY	$19,384,163	$9,623	$221	$67,385	$622,244	$20,083,636	$58,513,148		$78,596,784

BLUE EARTH, INC.
Pro forma Consolidated Statements of Operations
For the Six Months Ended June 30, 2013

		IPS	Global		Millenium				Pro-Forma
	Blue Earth, Inc.	Power	Renewable	Intelligent	Power				Adjusted
	and	Engineering,	Energy	Power	Solutions	Combined	Pro Forma		Combined
	Subsidiaries	Inc.	Group, Inc.	Inc.	LLC	Totals	Adjustments	REF	Totals
REVENUES	$6,078,040	$2,500	$-	$3,750	$146,879	$6,231,169	$-		$6,231,169
COST OF SALES	4,276,804	-	-	-	106,961	4,383,765	-		4,383,765
GROSS PROFIT	1,801,236	2,500	-	3,750	39,918	1,847,404	-		1,847,404
OPERATING EXPENSES
General and administrative	8,159,395	400,000	16,707	203,284	348,800	9,128,186	-		9,128,186
Depreciation and amortization expense	1,198,682	5,194	-	-	911	1,204,787	118,847	[7]	1,323,634
	-	-	-	-	-	-	305,834	[10]	305,834
Total Costs and Expenses	9,358,077	405,194	16,707	203,284	349,711	10,332,973	424,680		10,757,653
OPERATING LOSS	(7,556,841)	(402,694)	(16,707)	(199,534)	(309,793)	(8,485,569)	(424,680)		(8,910,249)
OTHER INCOME (EXPENSE)
Other income	637,097	-	-	-	129	637,226	-		637,226
Other expense	(297,816)	-	-	-	-	(297,816)	-		(297,816)
Total Other Income (Expense)	339,281	-	-	-	129	339,410	-		339,410
LOSS BEFORE INCOME TAXES	(7,217,560)	(402,694)	(16,707)	(199,534)	(309,664)	(8,146,159)	(424,680)		(8,570,839)
PROVISION FOR INCOME TAXES	-	-	-	-	-	-	-		-
NET LOSS	(7,217,560)	(402,694)	(16,707)	(199,534)	(309,664)	(8,146,159)	(424,680)		(8,570,839)
PREFERRED DIVIDENDS	(658,341)	-	-	-	-	(658,341)	-		(658,341)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(7,875,901)	$(402,694)	$(16,707)	$(199,534)	$(309,664)	$(8,804,500)	$(424,680)		$(9,229,180)

BLUE EARTH, INC.
Pro forma Consolidated Balance Sheet
December 31, 2012

IPS	Global
Power	Renewable	Intelligent	Millennium	Adjusted
Blue	Engineering	Energy	Power	Power	Combined	Pro Forma	Pro Forma
Earth, Inc.	Inc.	Group, Inc.	Inc.	Solutions, LLC	Totals	Adjustments	REF	Totals
ASSETS
CURRENT ASSETS
Cash	$659,009	$-	$-	$5,788	$193,684	$858,481	$-	$858,481
Accounts receivable, net	1,749,827	23,625	-	4,250	30,451	1,808,153	-	1,808,153
Costs in excess of billings	1 ,724,543	-	-	-	-	1,724,543	-	1,724,543
Inventory	221,548	-	-	-	89,606	311,154	-	311,154
Construction in progress	706,043	-	-	-	-	706,043	-	706,043
Other current assets	921,917	-	-	104	-	922,021	-	922,021
Total Current Assets	5,982,887	23,625	-	10,142	313,741	6,330,395	-	6,330,395
PROPERTY AND EQUIPMENT, net	661,156	-	-	550	9,289	670,995	-	670,995
OTHER ASSETS
Deposits	52,408	665	-	-	-	53,073	-	53,073
-	-	-	-	-	-	6,225	[4]	-
Construction in progress	44,485,000	[3]	44,491,225
Contracts and franchise	8,250,495	-	-	30,158	-	8,280,653	8,280,653
Patents and technology	3,984,192	[5]	14,000,256
8,558	[6]
(237,693)	[7]
10,899,692	[8]
(42,825)	[9]
(611,667)	[10]
Total Other Assets	8,302,903	665	-	30,158	-	8,333,726	58,491,481	66,825,207
TOTAL ASSETS	$14,946,946	$24,290	$-	$40,850	$323,030	$15,335,116	$58,491,481	$73,826,597
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$2,088,459	$30,515	$-	$34,500	$31,850	$2,185,324	$-	$2,185,324
Billings in excess	674,971	-	-	-	-	674,971	-	674,971
Loans and notes payable	503,386	-	-	-	-	503,386	-	503,386
Related party payables	1,976,995	-	-	5,392	241,000	2,223,387	-	2,223,387
Other current liabilities	1,415,393	-	-	9,516	7,355	1,432,264	-	1,432,264
Total Current Liabilities	6,659,204	30,515	-	49,408	280,205	7,019,332	-	7,019,332
STOCKHOLDERS' EQUITY
Preferred stock	510	-	-	-	-	510	-	510
Common stock	20,883	695,375	-	378,698	-	1,094,956	(695,375)	[1]	41,461
15,500	[3]
1,383	[5]
(378,698)	[6]
3,695	[8]
Members' equity	795,000	795,000	(795,000)	[9]	-
Additional paid-in capital	42,332,298	-	-	-	-	42,332,298	695,375	[1]	101,680,604
-	-	-	-	-	-	44,469,500	[3]
(695,375)	[4]
3,982,809	[5]
10,895,997	[8]
-	Retained earnings (deficit)	(34,065,949)	(701,600)	-	(387,256)	(752,175)	(35,906,980)	701,600	[4]	(34,915,309)
387,256	[6]
(237,693)	[7]
752,175	[9]
(611,667)	[10]
Total Stockholders' Equity	8,287,742	(6,225)	-	(8,558)	42,825	8,315,784	58,491,481	66,807,265
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$14,946,946	$24,290	$-	$40,850	$323,030	$15,335,116	$58,491,481	$73,826,597

BLUE EARTH, INC.
Pro forma Consolidated Statements of Operations
For the Year Ended December 31, 2012

		IPS	Global						Pro-Forma
		Power	Renewable	Intelligent	Millennium				Adjusted
	Blue	Engineering	Energy	Power	Power	Combined	Pro Forma		Combined
	Earth, Inc.	Inc.	Group, Inc.	Inc.	Solutions, LLC	Totals	Adjustments	REF	Totals
REVENUES	$9,966,073	$23,625	$-	$4,500	$71,570	$10,065,768	$-		$10,065,768
COST OF SALES	6,383,645	-	-	-	44,359	6,428,004	-		6,428,004
GROSS PROFIT	3,582,428	23,625	-	4,500	27,211	3,637,764	-		3,637,764
OPERATING EXPENSES
General and administrative	12,311,157	627,430	-	249,219	372,557	13,560,363	-		13,560,363
Depreciation and amortization expense	2,541,961	-	-	-	7,103	2,549,064	237,693	[7]	2,786,757
	-	-	-	-	-	-	611,667	[10]	611,667
Total Costs and Expenses	14,853,118	627,430	-	249,219	379,660	16,109,427	849,361		16,958,788
OPERATING LOSS	(11,270,690)	(603,805)	-	(244,719)	(352,449)	(12,471,663)	(849,361)		(13,321,024)
OTHER INCOME (EXPENSE)
Gain on derivative valuation	2,037,325	-	-	-	-	2,037,325	-		2,037,325
Other income	1	-	-	-	274	275	-		275
Other expense	(373,770)	-	-	-	(400,000)	(773,770)	-		(773,770)
Total Other Income (Expense)	1,663,556	-	-	-	(399,726)	1,263,830	-		1,263,830
LOSS BEFORE INCOME TAXES	(9,607,134)	(603,805)	-	(244,719)	(752,175)	(11,207,833)	(849,361)		(12,057,194)
PROVISION FOR INCOME TAXES	-	-	-	-	-	-	-		-
NET LOSS	(9,607,134)	(603,805)	-	(244,719)	(752,175)	(11,207,833)	(849,361)		(12,057,194)
PREFERRED DIVIDENDS	(545,020)	-	-	-	-	(545,020)	-		(545,020)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(10,152,154)	$(603,805)	$-	$(244,719)	$(752,175)	$(11,752,853)	$(849,361)		$(12,602,214)

Notes to Unaudited Pro Forma Consolidated Financial Statements

Effective July 15, 2013, IPS Acquisition Corp., “IPS”, a newly formed subsidiary of Blue Earth, Inc.,  entered into a merger agreement with IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc. wherein IPS purchased all of the issued and outstanding shares of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. for  15,500,000  shares of restricted common stock of Blue Earth, Inc.  These shares were valued based on the quoted market price on the effective date of the transaction, of $2.87 per share, or $44,485,000.  Blue Earth, Inc. also issued 50,000 shares of its common stock as a finder’s fee valued $1.18 which are included in the outstanding shares at June 30, 2013.

Immediately after the transaction, IPS ceased to exist and IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. became the surviving corporations, wholly owned subsidiaries of Blue Earth, Inc.

The pro forma adjustments reflect the issuance of 15,500,000 shares of Blue Earth, Inc. common stock to shareholders of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. in exchange for all issued and outstanding shares of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc..  This entry also reflects the elimination of equity balances, including the common stock of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc., retained earnings of both entities and the allocation of excess purchase price above the market value of the tangible assets acquired and liabilities assumed in the acquisition to construction in progress on the project contracts held by IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc. The cost of assets acquired will be capitalized and allocated to the several projects to be constructed rather than amortized.

The calculation of the $2,392,416 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.	15,500,000	$2.87	$44,485,000

Total Purchase Price			44,485,000
Tangible Assets Acquired			(9,844)
Total Liabilities Assumed			23,542
Cost of Construction in Progress			$44,498,698

Effective July 24, 2013, Intelligent Power Acquisition, Inc., “IPA”, a newly formed subsidiary of Blue Earth, Inc.,  entered into a merger agreement with Intelligent Power, Inc. wherein IPA purchased all of the issued and outstanding shares of Intelligent Power, Inc. for  1,383,400  shares of restricted common stock of Blue Earth, Inc.  These shares were valued based on the quoted market price on the effective date of the transaction, at $2.88 per share, or $3,984,192.

Immediately after the transaction, IPA ceased to exist and Intelligent Power, Inc. became the surviving corporation, a wholly owned subsidiary of Blue Earth, Inc.

The pro forma adjustments reflect the issuance of 1,383,400 shares of Blue Earth, Inc. common stock to shareholders of Intelligent Power, Inc. in exchange for all issued and outstanding shares of Intelligent Power, Inc. This entry also reflects the elimination of equity balances, including the common stock of Intelligent Power, Inc., retained earnings and the allocation of excess purchase price above the market value of the tangible assets acquired and liabilities assumed in the acquisition to patents and technology. The cost of the intangible assets acquired will be capitalized and amortized over the estimate life of 17 years.

The calculation of the $4,040,784 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
Intelligent Power, Inc.	1,383,400	$2.88	$3,984,192

Total Purchase Price			3,984,192
Tangible Assets Acquired			(67,385)
Total Liabilities Assumed			123,977
Cost of Construction in Progress			$4,040,784

Effective August 23, 2013, MPS Acquisition Corp., “MPS”, a newly formed subsidiary of Blue Earth, Inc.,  entered into a merger agreement with Millennium Power Solutions LLC wherein MPS purchased all of the issued and outstanding shares of Millennium Power Solutions LLC  for  3,694,811  shares of restricted common stock of Blue Earth, Inc.  These shares were valued based on the quoted market price on the effective date of the transaction, at $2.95 per share, or $10,899,692.  In addition, the principals of MPS shall be entitled to receive a per-year earn out equal to ten (10%) percent of the profits of MPS as a separate wholly-owned subsidiary of Blue Earth, Inc. payable in Blue Earth, Inc. shares of common stock valued at the then current fair market value.  The earn out is limited to a five year period and has an aggregate cap of $3,572,199.

Immediately after the transaction, Millennium Power Solutions LLC ceased to exist and MPS became the surviving corporation, a wholly owned subsidiary of Blue Earth, Inc.

The pro forma adjustments reflect the issuance of 3,694,811 shares of Blue Earth, Inc. common stock to members of Millennium Power Solutions LLC in exchange for all issued and outstanding member interests of Millennium Power Solutions LLC This entry also reflects the elimination of equity balances, including the member interests of Millennium Power Solutions LLC, the retained earnings and the allocation of the purchase price above the market value of the tangible assets acquired and liabilities assumed in the acquisition to patents and technology. The cost of the intangible assets acquired will be capitalized and amortized over the estimate life of 17 years.

The calculation of the $10,398,346 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
Millennium Power Solutions LLC	3,694,811	$2.95	$10,899,692

Total Purchase Price			10,899,692
Tangible Assets Acquired			(622,244)
Total Liabilities Assumed			120,898
Patents and technology			$10,398,346

The pro forma, consolidated balance sheets and statements of operations of Blue Earth, Inc. , IPS Power Engineering, Inc., Global Renewable Energy Group, Inc., Intelligent Power, Inc. and Millennium Power Solutions LLC  are presented here as of June 30, 2013 and December 31, 2012.